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                                                                    EXHIBIT 23.8

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Registration Statement on Post-Effective Amendment No. 1 form S-3D and the related Prospectus of Premier Bancshares, Inc., of our report dated January 16, 1998, which appears in the annual report on Form 10-K of Premier Bancshares for the year ended December 31, 1998.

                                      Bricker & Melton, P.A.

Duluth, Georgia
April 12, 1999